Commitments and Contingencies	6 Months Ended
Jul. 31, 2012
Commitments and Contingencies.
Commitments and Contingencies

10. Commitments and Contingencies

        The Company conducts the majority of its operations from leased store and warehouse facilities pursuant to non-cancellable operating lease agreements with initial terms ranging from one to 15 years. Certain leases include renewal options generally ranging from one to five years and contain certain rent escalation clauses. Most leases require the Company to pay its proportionate share of the property tax, insurance and maintenance expenses of the property. Certain leases provide for contingent rentals based on sales volumes; however, incremental rent expense resulting from such arrangements was immaterial during all periods presented in the accompanying financial statements.

        Total expense incurred under operating leases, consisting of base rents and other expenses (comprised primarily of common area maintenance, property tax, and insurance), is as follows (amounts in thousands):

	Base Rents	Other Expense	Total Lease Expense
Fiscal 2009	$59,521	$14,043	$73,564
Fiscal 2010	$63,932	$16,931	$80,863
Fiscal 2011	$76,108	$16,879	$92,987

        Future minimum lease payments under operating leases as of January 31, 2012, related to properties operated by the Company (amounts in thousands):

Fiscal year ending on or about January 31:
2013	$81,852
2014	70,412
2015	57,785
2016	44,587
2017	29,660
Thereafter	53,272

$337,568

The Company remains directly and contingently obligated under lease agreements related to leased properties no longer operated by the Company as further described in Note 8. In certain instances, the Company has entered into assignment and sublease agreements with third parties, although the Company remains contingently liable with respect to future lease obligations for such leased properties. Future minimum lease payments under operating leases as of January 31, 2012, associated with properties no longer operated by the Company, and the related future sublease rentals (amounts in thousands):

	Company's Commitment	Sublease Rentals
Fiscal year ending on or about January 31:
2013	$768	$476
2014	709	492
2015	497	422
2016	409	400
2017	416	406
Thereafter	572	564

	$3,371	$2,760

        The Company guarantees and is primarily liable for approximately $1.2 million as of January 31, 2012 in future lease commitments through November 30, 2017 with respect to a real estate lease of a franchisee.

        The Company has contracts related to sponsorships and space rentals at special event venues, with future minimum commitments as of January 31, 2012 of $2.1 million and $2.1 million for Fiscal 2012 and 2013, respectively.

        The Company is subject to legal proceedings and claims that arise in the ordinary course of business. Management does not believe that the outcome of any of those matters will have a material adverse effect on the Company's financial position, results of operations or cash flows.

        On May 26, 2011, the Company settled a lawsuit involving alleged violations of the Fair Labor Standards Act brought in April 2010 by a former employee. The Company paid the settlement amount of $1.6 million to a claims-made reversionary fund on August 9, 2011, and such amount was recognized in sales and marketing expenses during the fiscal year ended February 1, 2011 and was included in accrued liabilities at February 1, 2011.